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                                                                   EXHIBIT 10(b)

                                                                [EXECUTION COPY]



                              AMENDED AND RESTATED

                             STOCKHOLDERS' AGREEMENT



                                      AMONG

                       UNIVERSAL STUDIOS HOLDING I CORP.,

                                MEI HOLDING INC.

                            THE SEAGRAM COMPANY LTD.

                                       AND

                           SEAGRAM DEVELOPMENTS, INC.



                          DATED AS OF DECEMBER 9, 1998
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                                TABLE OF CONTENTS

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                                                     ARTICLE I

DEFINITIONS.......................................................................................................2
SECTION 1.1  Certain Defined Terms................................................................................2

                                                     ARTICLE II

CORPORATE GOVERNANCE..............................................................................................7
SECTION 2.1  Composition of the Board.............................................................................7
SECTION 2.2  Board Procedures.....................................................................................8
SECTION 2.3  Limitation on Charter or By-law Amendments...........................................................9

                                                    ARTICLE III

TRANSFER OF SHARES................................................................................................9
SECTION 3.1  General Restriction..................................................................................9
SECTION 3.2  Legends..............................................................................................9
SECTION 3.3  Certain Restrictions on Transfer....................................................................10
SECTION 3.4  Rights of First Refusal.............................................................................11
SECTION 3.5  Right to Participate in Certain Dispositions........................................................14
SECTION 3.6  Right to Compel Participation in Certain Sales......................................................17
SECTION 3.7  Transferees to Execute Agreement....................................................................19
SECTION 3.8  Certain Information.................................................................................20
SECTION 3.9  Improper Sale or Encumbrance........................................................................20
SECTION 3.10  Determination of Share Consideration...............................................................20

                                                    ARTICLE IV

REGISTRATION RIGHTS..............................................................................................21
SECTION 4.1  Incidental Registration.............................................................................21
SECTION 4.2  Registration on Request.............................................................................22
SECTION 4.3  Registration Procedures.............................................................................23
SECTION 4.4  Preparation: Reasonable Investigation...............................................................27
SECTION 4.5  Indemnification.....................................................................................27
SECTION 4.6  Contribution........................................................................................29

                                                     ARTICLE V

ADDITIONAL AGREEMENTS............................................................................................31
SECTION 5.1  Right to Purchase USHI New Securities...............................................................31
SECTION 5.2  Issuance of Other Securities to Affiliates..........................................................34
SECTION 5.3  Transactions With Affiliates........................................................................35
SECTION 5.4  Restrictions on Certain Fees........................................................................35
SECTION 5.5  Non-Pro Rata Recapitalizations; Stock Repurchases;
                      Dividends and Distributions................................................................35
SECTION 5.6  Non-Ordinary Course Transactions....................................................................36
SECTION 5.7  Business Opportunities..............................................................................36
SECTION 5.8  Access to Information; Invitation to Certain Meetings and Events....................................36
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SECTION 5.9  Preferred Vendor/Supplier Status....................................................................37
SECTION 5.10  Technology Matters; Cross Promotion................................................................38
SECTION 5.11  Representations and Warranties of the Parties......................................................39

                                                     ARTICLE VI

MISCELLANEOUS....................................................................................................39
SECTION 6.1  Expenses............................................................................................39
SECTION 6.2  Notices.............................................................................................39
SECTION 6.3  Public Announcements................................................................................42
SECTION 6.4  Headings............................................................................................43
SECTION 6.5  Severability........................................................................................43
SECTION 6.6  Entire Agreement....................................................................................43
SECTION 6.7  Assignment..........................................................................................43
SECTION 6.8  No Third Party Beneficiaries........................................................................43
SECTION 6.9  Amendment...........................................................................................43
SECTION 6.10  Governing Law......................................................................................44
SECTION 6.11  Counterparts.......................................................................................44
SECTION 6.12  Specific Performance...............................................................................44
SECTION 6.13  Termination........................................................................................45

                                                         ii
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         AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "Agreement") dated as of December 9, 1998, among Universal Studios Holding I Corp., a corporation organized under the laws of Delaware (the "Company"), MEI Holding Inc., a corporation organized under the laws of Delaware ("Holding"), The Seagram Company Ltd., a corporation organized under the laws of Canada ("Seagram") and Seagram Developments, Inc., a corporation organized under the laws of Delaware ("Developments").

                  WHEREAS, the Company, Seagram, Holding and Matsushita Electric Industrial Co., Ltd., a corporation organized under the laws of Japan (the "Parent") are parties to an Amended and Restated Stock Purchase Agreement dated as of April 9, 1995 (as amended, the "Purchase Agreement"), pursuant to which
(i) Seagram subscribed for and purchased from the Company, and the Company issued and sold to Seagram, 3,100 shares of Class A Common Stock, par value $0.01 per share, of the Company (the "Class A Common Stock", collectively with the Class B Common Stock, par value $0.01 per share, of the Company, the "Common Stock"), and (ii) Seagram purchased from Holding, and Holding sold to Seagram, 2,604 shares of Class A Common Stock;

                  WHEREAS, in connection with the purchase of the Subscription Shares (as defined in the Purchase Agreement), the Company, Seagram and Holding entered into a Stockholders' Agreement, dated as of June 5, 1995 (the "Existing Agreement");

                  WHEREAS, Seagram and Koninklijke Philips Electronics, N.V. ("Philips") have entered into an Offer Agreement, dated as of June 21, 1998 (the "Offer Agreement"), whereby Seagram has agreed to purchase all shares of the common stock of PolyGram N.V.
("PolyGram");

                  WHEREAS, concurrently with the execution and delivery of this Agreement, Seagram, Centenary Holding N.V., a corporation organized under the laws of The Netherlands ("Bidco"), the Company, Holding and MHI Investment Corporation, a corporation organized under the laws of Delaware ("MHI Sub") are entering into a Subscription and Redemption Agreement (the "Subscription and Redemption Agreement") pursuant to which, among other matters, the Company will redeem 380.2951 shares of its common stock held by Holding for US$460,172,460, Holding will contribute that amount to the capital of MHI Sub and MHI Sub will in turn contribute that amount, together with all of its assets and liabilities, in exchange for 16,119 shares of common stock of Bidco, such that MHI Sub's Applicable Percentage in Bidco will be equal to Holding's Applicable Percentage (as defined in the Universal Stockholders' Agreement) in the Company after giving effect to the redemption and subscription;

                  WHEREAS, concurrently with the execution and delivery of this Agreement, Bidco, MHI Sub and Seagram International B.V., a corporation organized under the laws of The Netherlands ("SIBV") are entering into a Stockholders' Agreement (the "Bidco Stockholders' Agreement"); and

                  WHEREAS, it is a condition to Seagram's, MHI Sub's and Holding's willingness to enter into and approve the above-described transactions that the parties hereto amend and restate the Existing Agreement as provided for herein;
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                                                                               2



                  NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.1 Certain Defined Terms. As used in this Agreement, the following terms have the following meanings:

                  "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. For purposes of this definition, from and after the date hereof, Holding and any Person who directly or indirectly controls Holding shall not be considered an Affiliate of the Company.

                  "Applicable Percentage" means, at any time, the ratio of (i) the then outstanding Voting Interests of the Company beneficially owned by Holding and its Permitted Transferees to (ii) the total then outstanding Voting Interests of the Company, expressed as a percentage. For purposes of calculating Holding's Applicable Percentage under Sections 5.8, 5.9 and 5.10 of this Agreement, Voting Interests of the Company issued to any third party (other than Seagram or its Affiliates or any third party that is a direct competitor of Parent and Parent's Subsidiaries) shall be disregarded in calculating the total then outstanding Voting Interests of the Company.

                  "Applicable Provisions" means, with respect to any Prospective Transferee of any Stockholder, (a) if such Prospective Transferee is a Permitted Transferee of such Stockholder, all of the terms and provisions of this Agreement, (b) if such Prospective Transferee (i) is a Third Party transferee of Seagram or any Permitted Transferee of Seagram and (ii) has agreed to vote, subsequent to such transfer, for (or to not vote against) the election of one or more designees of Seagram or such Permitted Transferee of Seagram to the Board,
Article II of this Agreement, and (c) if such Prospective Transferee is a Third Party Transferee of Holding or any Permitted Transferee of Holding, (i) if such Prospective Transferee is a Prospective Transferee of more than 50% of the
Shares held by Holding on the date hereof, as adjusted for any
Recapitalizations, all of the terms and provisions of this Agreement other than Sections 2.1 and 2.2, (ii) except as provided in clause (i), if such Prospective Transferee is a Prospective Transferee of more than 10% of the Shares held by Holding on the date hereof, as adjusted for any Recapitalizations, Section 2.3,
Article III, Article IV (other than Section 4.2) and Article V (other than Sections 5.1, 5.8, 5.9 and 5.10) and (iii) if such Prospective Transferee is a Prospective Transferee of 10% or less of the Shares held by Holding on the date hereof, as adjusted for any Recapitalizations, Section 2.3, Section 3.6, Article IV (other than Section 4.2) and Article V (other than Sections 5.1, 5.8, 5.9, and 5.10).
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                                                                               3



                  "Beneficial Owner" or "Beneficially Own" has the meaning given such term in Rule 13d-3 under the Exchange Act, provided that beneficial ownership under Rule 13d(a) 3(1)(i) shall be determined based on whether a Person has a right to acquire beneficial ownership within 60 days or thereafter.

                  "Board" means the Board of Directors of the Company.

                  "Capital Stock" means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person.

                  "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from any of Standard & Poor's Corporation, Moody's Investors Service, Inc. or Duff & Phelps Credit Rating Co. or (c) commercial paper maturing not more than one year from the date of issuance thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.

                  "Commission" means the Securities and Exchange Commission, and any successor commission or agency having similar powers.

                  "Control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

                  "Encumbrance" means any security interest, pledge, mortgage, lien, charge, adverse claim of ownership or use, or other encumbrance of any kind.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Fully Diluted Shares" means the aggregate of (i) the number of Shares issued and outstanding (other than Shares held in the treasury of the Company or held by any Subsidiary) and (ii) the number of Shares issuable upon
(x) the exercise of any then exercisable in-the-money outstanding options, warrants or similar instruments (other than such instruments held by the Company or any Subsidiary) and (y) the exercise of any then exercisable conversion or exchange
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                                                                               4


rights with respect to any outstanding securities or instruments (other than such securities or instruments held by the Company or any Subsidiary).

                  "Marketable Securities" means securities that are (a) (i) securities of or other interests in any Person that are traded on a national securities exchange or reported on by the National Association of Securities Dealers Automated Quotation System or (ii) debt securities on market terms of an issuer that has debt or equity securities that are so traded or so reported on and in which Marketable Securities a nationally recognized securities firm has agreed to make a market, and (b) not subject to restrictions on transfer as a result of any applicable contractual provisions or the provisions of the Securities Act or, if subject to such restrictions under the Securities Act, also subject to registration rights reasonably acceptable to the Person receiving such securities.

                  "Non-Qualifying Securities" means (i) preferred stock which
(A) is entitled to a dividend that is determined based upon, in whole or in part, the financial performance of, or other dividends by, the Company or any of its Subsidiaries or their respective businesses or assets, (B) is a Voting Interest or has any consent or other similar rights (except in the case of dividend arrearages) or (C) is convertible into or exchangeable or exercisable for (x) any Non-Qualifying Security or (y) any other property of the Company or its Subsidiaries, (ii) debt securities that are Voting Interests or are convertible into or exchangeable or exercisable for (x) any Non-Qualifying Security or (y) any other property of the Company or its Subsidiaries, (iii) any common stock other than the Common Stock, except for equity securities of any Subsidiary issued to any subsidiary of Seagram (other than the Company or any Subsidiary) to the extent necessary to achieve or maintain consolidation of the Company and its Subsidiaries with Seagram for U.S. Federal income tax purposes, in connection with the issuance of any securities, or the issuance of options, warrants or similar rights to acquire equity securities, of any Subsidiary to employees, consultants, officers or directors of any Subsidiary pursuant to any employee stock option, stock purchase, stock bonus plan or other similar stock agreement or arrangement, (iv) any partnership interests (whether general or limited) or equivalent ownership interests and (v) rights, options or warrants to purchase, and securities of any type whatsoever that are, or may become, convertible into, or exchangeable or exercisable for, any securities or other interests described in clauses (i) through (iv).

                  "Permitted Transferee" means (a) the Company or any Subsidiary, (b) the Parent, (c) Seagram or (d) any subsidiary of the Parent or Seagram, a majority of the voting and economic interests of which are owned, directly or indirectly, by the Parent or Seagram, as applicable, including, without limitation, Bidco.

                  "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization, joint venture or other entity, as well as any syndicate or group that would be deemed to be a person under
Section 13(d)(3) of the Exchange Act.

                  "Prospective Transferee" has the meaning specified in Section 3.7(a).
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                                                                               5



                  "Public Company" has the meaning specified in Section 3.8(b).

                  "Public Offering" means (a) an underwritten public offering of equity securities of the Company pursuant to a registration statement which has been declared effective by the Commission under the Securities Act and after which there is an active trading market for the Common Stock and (b) any issuance of any Shares as a dividend or other distribution to the public holders of the common stock of Seagram.

                  "Recapitalization" means any stock split, dividend or combination, or any recapitalization, merger, consolidation, exchange or other similar reorganization.

                  "Registrable Securities" means all Shares held by Stockholders, and any Common Stock which may be issued or distributed in respect thereof by way of any Recapitalization.

                  "Registration Expenses" means all out-of-pocket expenses incident to the Company's performance of or compliance with Article IV, including, without limitation, all registration and filing fees (including filing fees with respect to the National Association of Securities Dealers, Inc.), all fees and expenses of complying with state securities or "blue sky" laws (including reasonable fees and disbursements of underwriters' counsel in connection with the preparation of any "blue sky" memorandum or survey), all printing expenses, all listing fees, all registrars' and transfer agents' fees, the fees and disbursements of counsel for the Company and of its independent public accountants, including, without limitation, the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and the reasonable fees and disbursements of one outside counsel retained by the holders of Registrable Securities being registered (which counsel shall be satisfactory to the holders of a majority of the Registrable Securities being registered), but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which shall be borne by the sellers of the Registrable Securities being registered in all cases.

                  "Restricted Shares" means all Shares other than (a) Shares that have been registered under a registration statement pursuant to the Securities Act, (b) Shares with respect to which a Sale has been made in reliance on and in accordance with Rule 144 or (c) Shares with respect to which the holder thereof shall have delivered to the Company either (i) an opinion, in form and substance reasonably satisfactory to the Company, of counsel, who shall be reasonably satisfactory to the Company, or (ii) a "no action" letter from the staff of the Commission, to the effect that subsequent transfers of such Shares may be effected without registration under the Securities Act or compliance with Rule 144.

                  "Rule 144" means Rule 144 (or any successor provision) under the Securities Act.

                  "Rule 144 Transaction" means any Sale of Shares made in reliance upon Rule 144 (as in effect on the date hereof) which complies with paragraphs (d), (f) and (g) thereof (as in effect on the date hereof), regardless of whether at the time of such Sale the seller is entitled to rely upon paragraph (k) of Rule 144 in connection with the Sale of such Shares.
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                                                                               6



                  "Sale" means any sale, assignment, transfer, distribution or other disposition of Shares or of a participation therein, whether voluntarily or by operation of law.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Share" means any share of Common Stock of the Company and any securities issued by the Company in respect thereof, or in substitution therefor, in connection with any Recapitalization.

                  "Stockholder" means each Person (other than the Company) who shall be a party to this Agreement, whether in connection with the execution and delivery hereof as of the date hereof, pursuant to Section 3.7 or otherwise, so long as such Person shall beneficially own any Shares or any options, warrants or similar rights to acquire Shares.

                  "Subsidiary" means any and all corporations, partnerships, joint ventures, associations and other entities controlled by the Company directly or indirectly through one or more intermediaries.

                  "Third Party" means, with respect to any Stockholder, any other Person (other than a Permitted Transferee of such Stockholder).

                  "USHI New Securities" means any Capital Stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such Capital Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable or exercisable for Capital Stock of the Company; provided that the term "USHI New Securities" does not include (i) securities of the Company issued to employees, consultants, officers or directors of the Company, or which have been reserved for issuance, pursuant to any employee stock option, stock purchase, stock bonus plan, or other similar stock agreement or arrangement approved by the Board; (ii) securities of the Company issued in connection with any stock split, stock dividend or recapitalization of the Company, (iii) securities of the Company issued in a Public Offering, (iv) securities of the Company issued upon the conversion or exchange of convertible or exchangeable securities of the Company that are outstanding as of the date of this Agreement or have been issued in compliance with the provisions of Section 5.1, and (v) any right, option or warrant to acquire any security convertible into or exchangeable or exercisable for the securities excluded from the definition of USHI New Securities pursuant to subsection (i) above if issued pursuant to any employee stock option, stock purchase, stock bonus plan or other similar stock agreement or arrangement approved by the Board.

                  "Voting Interests" of any Person (except an individual) means the Capital Stock issued by such Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for directors (or Persons performing similar functions), or to direct the management and policies, of such Person, even though the right to vote has been suspended by the occurrence of a contingency.
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                                                                               7



                                   ARTICLE II

                              CORPORATE GOVERNANCE

                  SECTION 2.1 Composition of the Board. (a) Subject to Section 2.1(b), Holding shall be entitled to designate such number of persons for election to the Board and the board of directors of each Subsidiary (collectively, the "Applicable Boards") and each committee if any of each Applicable Board equal, in each case, to the Applicable Percentage of the total number of members thereof (rounded to the nearest whole number, but in no case less than one; provided, however, that such number of directors shall be rounded down (but in no case to a number less than one) at any time that Seagram wishes to include or maintain the Company or Bidco as part of a consolidated group for U.S. Federal income tax purposes) (the "Holding Directors"), and Seagram, each Affiliate of Seagram and each other Stockholder agrees to vote (and cause such Affiliate to vote if applicable) any Shares, and other Capital Stock of the Company, owned by it to cause the election of such designee to each Applicable Board, and the Company agrees to take all necessary action, and to cause each of its Subsidiaries to take all necessary action, to cause the election of each such designee to each Applicable Board. In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any Holding Director, Holding shall have the right to designate a replacement Holding Director to fill such vacancy and Seagram, each Affiliate of Seagram and each other Stockholder agrees to vote (and cause such Affiliate to vote if applicable) any Shares, and other Capital Stock of the Company, owned by it to cause the election of each such designee to the Board, and the Company agrees to take all necessary action, and to cause each of its Subsidiaries to take all necessary action, to cause the election of each such designee to each Applicable Board. Upon the written request of Holding to remove a specified Holding Director from office, Seagram, each Affiliate of Seagram and each other Stockholder shall take or cause to be taken all actions necessary to remove such Holding Director, and any replacement Holding Director shall be designated and elected as provided in the first sentence of this Section 2.1(a). Except as so requested, neither Seagram nor any Affiliate of Seagram shall take any action to cause the removal of any Holding Director without cause. The Holding Director(s) designated pursuant to this Section 2.1(a) shall be the same person(s) designated as directors of Bidco by MHI Sub pursuant to the Bidco Stockholders' Agreement.

                  (b) Holding shall be entitled to designate Holding Directors as set forth in Section 2.1(a), and Seagram, each other Stockholder, the Company and each Subsidiary shall take the actions specified in Section 2.1(a), in each case so long as (i) Holding and its Permitted Transferees hold Shares or other securities of the Company constituting, in the aggregate, at least 10% of the then outstanding Voting Interests of the Company or (ii) (A) Holding and its Permitted Transferees hold Shares or other securities of the Company constituting, in the aggregate, no less than 5% of the then outstanding Voting Interests of the Company and have not effected Sales to Third Parties of Shares constituting, in the aggregate, more than 50% of the Shares beneficially owned by Holding on the date hereof, as adjusted subsequent hereto for any Recapitalizations, and (B) the Company is not a Public Company.

                  SECTION 2.2 Board Procedures. Each Applicable Board shall follow the following procedures:

                  (a) Meetings. Each Applicable Board shall hold regularly scheduled meetings at such times as may from time to time be fixed by resolution of such Applicable Board, and no notice (other than the resolution) need be given of a regularly scheduled meeting. Special meetings of each Applicable Board may be called in the manner designated in the by-laws of the applicable corporation as in effect from time to time and may be held at any time upon oral, telephonic, telegraphic or facsimile notice duly given or sent at least 24 hours, or by written notice sent by express mail at least one day, before the meeting to each director, provided that all such notices to directors located outside the United States shall be given or sent orally or by telephone, telegraph or facsimile transmission (receipt of which has been duly confirmed). Reasonable efforts shall be made to ensure that each director actually receives timely notice of any such special meeting.

                  (b) Agenda. Each Applicable Board shall use reasonable efforts to supply a reasonably detailed agenda to each director reasonably in advance of each meeting, including each special meeting, of an Applicable Board to adequately inform directors regarding matters to come before such Applicable Board. Any director wishing to place a matter on the agenda for any meeting of such Applicable Board may do so by communicating with the Chairman of such Applicable Board sufficiently in advance of the meeting of such Applicable Board so as to permit timely dissemination to all directors of information with respect to the agenda items.

                  (c) Powers of the Board. Except with the consent of the Holding Directors, at least one Applicable Board shall reserve to itself the power to approve transactions for all business conducted by the Company and its Subsidiaries that are of a type customarily subject to board approval as a matter of good corporate practice for Delaware corporations, and shall not delegate to any officers of the Company or to any other Persons the authority to conduct business in any manner that would circumvent, or deprive Holding or any other Person of the rights or protection accorded to it under, this Agreement.

                  SECTION 2.3 Limitation on Charter or By-law Amendments. Without the consent of Holding, the Company shall not, and Seagram shall not cause, or (so long as Seagram or its Affiliates holds Shares or other securities of the Company constituting, in the aggregate, more than 50% of the then outstanding Voting Interests of the Company) permit, the Company to, amend its certificate of incorporation or by-laws in any manner that would be adverse to Holding and the other Stockholders (other than any amendment creating any class or series of stock, or increasing the number of authorized shares of any class or series of such stock, in connection with any issuance of stock otherwise permitted by this Agreement).

                                   ARTICLE III

                               TRANSFER OF SHARES

                  SECTION 3.1 General Restriction. No Stockholder shall, directly or indirectly, make or solicit any Sale of, or create, incur, solicit or assume any Encumbrance with respect to, any Share, except in compliance with the Securities Act and this Agreement.

                  SECTION 3.2 Legends. (a) The Company shall affix to each certificate evidencing Shares issued to Stockholders a legend in substantially the following form:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH ACT DOES NOT APPLY.

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN AN AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED AS OF DECEMBER 9, 1998, AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH."

                  (b) In the event that any Shares shall cease to be Restricted Shares, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Shares without the first paragraph of the legend required by Section 3.2(a) endorsed thereon. In the event that the Shares shall cease to be subject to the restrictions on transfer set forth in this Agreement, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Shares without the legend required by the second paragraph of Section 3.2(a).

                  SECTION 3.3 Certain Restrictions on Transfer. (a) Each Stockholder agrees that it will not, directly or indirectly, make or solicit any Sale of, or create, incur or assume any Encumbrance (other than a pledge or hypothecation of Shares to one or more bona fide financial institutions and any foreclosure thereof, in each case subject to such terms hereof applicable to a Third Party transferee of such Stockholder) with respect to, any Share beneficially owned by such Stockholder other than (i) any Sale to a Permitted Transferee, or any Sale to the Company or any Subsidiary in accordance with Section 5.5(b), (ii) any Sale that is made in compliance with the procedures, and subject to the limitations, set forth in
Section 3.4, and any Sale made to any Third Party after the termination of
Section 3.4 pursuant to subparagraph (g) thereof, (iii) any Sale that is made in compliance with the procedures, and subject to the limitations, set forth in
Section 3.5 or 3.6, (iv) any Sale pursuant to a Public Offering or (v) any sale pursuant to a Rule 144 Transaction. Notwithstanding the foregoing, except as otherwise expressly provided in this Agreement, all Sales permitted by the foregoing clauses (i) through (v) shall be subject to, and shall not be made other than in compliance with, the provisions of Sections 3.1, 3.3(b) and 3.7. For so long as the Company is not a Public Company, the provisions of Section
3.6 remain in effect and Seagram continues to believe it is appropriate that Holding's Applicable Percentage in the Company be equal to MHI Sub's Applicable Percentage (as defined in the Bidco Stockholders' Agreement) in Bidco, Holding further agrees that it will not transfer any of its Shares pursuant to this
Section 3.3 (other than to Permitted Transferees, to the Company or a Subsidiary of the Company in accordance with Section 5.5(b), in a Public Offering or pursuant to Section 3.5 or 3.6) unless MHI Sub transfers a corresponding number of its shares in Bidco such that Holding's Applicable Percentage in the Company is equal at all times to MHI Sub's Applicable Percentage (as defined in the Bidco Stockholders' Agreement) in Bidco.

                  (b) Each Stockholder agrees that it will not sell or transfer any Shares to a Permitted Transferee if a purpose or effect of such sale or transfer shall be to circumvent the provisions of this Section 3.3, Section 3.4,
Section 3.5 or Section 3.6 (it being understood that the Sale of Shares to a Permitted Transferee that is not a wholly owned direct or indirect subsidiary of Seagram and does not have any material assets other than Shares and other debt or equity securities of the Company and its Subsidiaries will be deemed in circumvention of such provisions). Each Stockholder shall remain responsible for the performance of this Agreement by each Permitted Transferee of such Stockholder to which Shares are transferred. If any Permitted Transferee to which Shares are transferred pursuant to clause (i) of Section 3.3(a) ceases to be a Permitted Transferee of the Stockholder from which or whom it acquired such Shares pursuant to such provision, such Person shall reconvey such Shares to such transferring Stockholder immediately before such Person ceases to be a Permitted Transferee of such transferring Stockholder.

                  SECTION 3.4 Rights of First Refusal. (a) If at any time any Stockholder other than Seagram or any Permitted Transferee of Seagram receives from or otherwise negotiates with a Third Party a bona fide offer (for purposes of this Section 3.4, an "Offer") to purchase for cash, Cash Equivalents or Marketable Securities or other securities reasonably subject to valuation in the manner set forth in Section 3.4(b)(ii) below (the "Offer Consideration") any of the Shares owned or held by such Stockholder, and such Stockholder intends to sell such Shares to such Third Party, such Stockholder (for purposes of this Section 3.4, the "Prospective Seller") shall provide the Company and each of the other Stockholders (for purposes of this Section 3.4, the "Other Stockholders") written notice of such Offer (for purposes of this Section 3.4, an "Offer Notice"). The Offer Notice shall identify the Third Party making the Offer, the number of Shares with respect to which the Prospective Seller has such an offer (for purposes of this Section 3.4, the "Offered Shares"), the price per Share at which a sale is proposed to be made (for purposes of this Section 3.4, the "Offer Price"), and all other material terms and conditions of the Offer, including, without limitation, a description of any non-cash Offer Consideration sufficiently detailed to permit valuation thereof, as well as a copy of the Offer, if available and permitted pursuant the terms thereof. At such time as the Company becomes a Public Company, adjustments to the provisions of this Section 3.4 shall be made such that the timing hereunder in respect of any tender or exchange offer is consistent with the corresponding provision in the stockholders' agreement between Seagram & E.I. DuPont de Nemours dated as of March 26, 1986.

                  (b) (i) The receipt of an Offer Notice by each Other Stockholder and the Company from a Prospective Seller shall constitute an offer by such Prospective Seller to sell to each Other Stockholder and the Company all (but not less than all) of the Offered Shares at the Offer Price per Share in cash or, if the Offer Price includes any non-cash Offer Consideration, the portion of the Offer Price payable in non-cash Offer Consideration shall be payable in any combination of cash, Cash Equivalents or Marketable Securities (subject to the valuation procedures set forth in Section 3.4(b)(ii) below). Such offer shall be irrevocable for 30 days after receipt of such Offer Notice by each Other Stockholder and the Company. During such 30-day period, each Other Stockholder and the Company shall, subject to the priorities set forth in
Section 3.4(b)(iii), have the right to accept such offer as to any or all of the Offered Shares by giving a written notice of acceptance (for purposes of this Section 3.4, the "Notice of Acceptance") to the Prospective Seller prior to the expiration of such 30-day period (for the purposes of this Section 3.4, any Other Stockholder or the Company so accepting such offer, an "Accepting Party"). In the event that within five Business Days prior to the expiration of such 30-day period the Prospective Seller shall not have received Notices of Acceptance for all of the Offered Shares, the Prospective Seller shall notify each Other Stockholder of such fact and shall provide each Other Stockholder an opportunity to submit an additional Notice of Acceptance for any such Offered Shares prior to the expiration of such 30-day period.

                  (ii) If the purchase price specified in the Offer Notice includes any securities, such purchase price shall be deemed to be the amount of any cash included in the purchase price plus the value (as jointly determined by a nationally recognized investment banking firm selected by each of the Company and the Prospective Seller or, in the event such firms are unable to agree, a third nationally recognized investment banking firm to be selected by such investment banking firms) of such securities included in such price. For this purpose:

                  (A) The parties shall use their best efforts to cause any determination of the value of any such securities included in the purchase price to be made within three business days after the date of delivery of the Offer Notice. If the firms selected by the Company and the Prospective Seller are unable to agree upon the value of any such securities within such three-day period, such firms shall promptly select a third firm whose determination with respect to those securities having a disputed value shall be conclusive; and

                  (B) The date by which the Company and the Other Stockholders must exercise their rights of first refusal under this Section 3.4 shall be extended until three business days after the determination of the value of such securities included in the purchase price.

                  (iii) Each Other Stockholder and the Company shall be entitled to accept such offer from the Prospective Seller in the following order of priority: first, the Company shall be entitled to accept such offer for any or all of the Offered Shares; second, if the Company shall not have accepted such offer for all the Offered Shares, each Other Stockholder shall be entitled to accept such offer for not more than the portion of the remaining Offered Shares determined on a pro rata basis based on the ratio of the number of Shares owned by such Other Stockholder to the number of Shares then owned by all Other Stockholders (other than the Shares constituting Offered Shares); and third, if one or more Other Stockholders and the Company have not accepted such offer for all the Offered Shares, each Other Stockholder shall then be entitled to accept such offer for not more than the portion of the remaining Offered Shares determined on a pro rata basis based on the ratio of the number of Offered Shares specified in such Other Stockholder's Notice of Acceptance in respect of which such Other Stockholder shall not be entitled to accept the Prospective Seller's offer as a result of the application of clause second above to the number of Offered Shares specified in all such Other Stockholders' Notices of Acceptance in respect of which such Other Stockholders shall not be entitled to accept the Prospective Seller's offer as a result of the application of clause second above (it being understood that each such Other Stockholder shall be entitled to indicate its interest in accepting more than its pro rata share of the remaining Offered Shares and to accept the Prospective Seller's offer with respect to (A) such additional Offered Shares if all the Offered Shares are not otherwise accepted pursuant to clauses first, second and third or (B) such Offered Shares that remain unsold as described in Section 3.4(d)(ii) below). If the Company or any Other Stockholder so accepts the Prospective Seller's offer, such Person will purchase from the Prospective Seller, and the Prospective Seller will sell to such Accepting Party, such number of Offered Shares as to which such Accepting Party shall have accepted the Prospective Seller's offer (which must total, as to all Accepting Parties, all of the Offered Shares). The price per Share to be paid by such Accepting Party shall be the Offer Price specified in the Offer Notice, payable in accordance with the terms of the Offer by the Prospective Seller specified in Section 3.4(b)(i). The Notice of Acceptance shall specify (i) such Accepting Party's acceptance of the Prospective Seller's offer and (ii) the number of Offered Shares to be purchased by such Accepting Party.

                  (c) The consummation of any such purchase by and sale to any Accepting Party shall take place on such date, not later than 30 days after receipt of the latest Notice of Acceptance received by the Prospective Seller (which shall not be later than the 30 day period provided therefor), as such Accepting Party and the Prospective Seller shall select. Upon the consummation of such purchase and sale, the Prospective Seller shall, against delivery by the relevant Accepting Party of the Offer Price multiplied by the number of Shares being purchased by such Accepting Party, (i) deliver to the Accepting Party the certificate or certificates evidencing the Offered Shares purchased and sold duly endorsed in blank or accompanied by written instruments of transfer in form satisfactory to such Accepting Party duly executed by the

Prospective Seller, and (ii) shall assign all its rights under this Agreement with respect to the Offered Shares purchased and sold pursuant to an instrument of assignment reasonably satisfactory to such Accepting Party.

                  (d) In the event that (i) each Other Stockholder and the Company shall have received an Offer Notice from a Prospective Seller but the Prospective Seller shall not have received from the Company and one or more Other Stockholders Notices of Acceptance as to all the Offered Shares prior to the expiration of the 30-day period following receipt of such Offer Notice or
(ii) an Accepting Party shall have given a Notice of Acceptance to the Prospective Seller but shall have failed to consummate, other than as a result of the fault of the Prospective Seller, a purchase of the Offered Shares with respect to which such Notice of Acceptance was given within 30 days after receipt of the Notice of Acceptance by the Prospective Seller and one or more Other Stockholders shall not have indicated an interest upon any such failure to buy such Shares as provided in clause (B) of the parenthetical phrase following clause third of Section 3.4(b)(iii) and shall not have been prepared to purchase such Shares within five business days of their receipt of a notice of such failure from the Prospective Seller, and the Company shall not have indicated an interest in purchasing such Shares as have not been purchased pursuant to the immediately preceding clause and shall not have been prepared to purchase such Shares at the Offer Price originally specified in the Offer Notice relating to such Shares within five business days of its receipt of a notice from the Prospective Seller that such Shares have not been purchased pursuant to the immediately preceding clause, such Prospective Seller shall have the right to reject any or all Notices of Acceptance theretofore received, and nothing in this Section 3.4 shall limit the right of the Prospective Seller to make thereafter a sale of the Offered Shares so long as all the Offered Shares that are sold or otherwise disposed of by the Prospective Seller (which number of Offered Shares shall be not less than the number of Offered Shares specified in such Offer Notice) are sold for cash or the Offer Consideration (A) within 180 days after the date of receipt of such Offer Notice by each Other Stockholder and the Company, (B) at an amount not less than the Offer Price included in such Offer Notice and (C) to the Third Party making the Offer.

                  (e) In the event that each Other Stockholder and the Company shall have received an Offer Notice from a Prospective Seller but the Prospective Seller shall not have received Notices of Acceptance for all the Offered Shares prior to the expiration of the 30-day period following receipt of such Offer Notice by each Other Stockholder and the Company and such Prospective Seller shall not have sold the remaining Offered Shares before the expiration of the 180-day period in accordance with paragraph (d) above, then such Prospective Seller shall not give another Offer Notice for a period of 180 days from the last day of such 180-day period.

                  (f) Anything in this Section 3.4 or in Section 3.3 to the contrary notwithstanding, the provisions of this Section 3.4 will not be applicable to Sales of Shares (i) pursuant to a Public Offering or a Rule 144 Transaction, (ii) referred to in, or made pursuant to and in compliance with,
Section 3.5 or Section 3.6 or (iii) any Sale or Encumbrance described in clauses
(i), (iii), (iv) or (v) of Section 3.3(a).

                  (g) The provisions of this Section 3.4 shall terminate and be of no further force and effect on and after, (i) if the Company is not then a Public Company, the date on which Seagram and its Permitted Transferees collectively beneficially own less than the largest number of Fully Diluted Shares then outstanding beneficially owned by any other Person or group (within the meaning of such term under Section 13(d) of the Exchange Act and the rules and regulations of the Commission thereunder) and (ii) if the Company is a Public Company, the date on which Seagram and its Permitted Transferees collectively own 30% or less of the then outstanding Fully Diluted Shares.

                  (h) For so long as the Company is not a Public Company, the provisions of Section 3.4 remain in effect and Seagram continues to believe it is appropriate that Holding's Applicable Percentage in the Company be equal to MHI Sub's Applicable Percentage (as defined in the Bidco Stockholders' Agreement) in Bidco, Holding shall not offer to sell or consummate the sale of any of its Shares pursuant to this Section 3.4 unless MHI Sub offers to sell and/or sells, respectively, a corresponding number of shares in Bidco such that Holding's Applicable Percentage in the Company is equal at all times to MHI Sub's Applicable Percentage (as defined in the Bidco Stockholders' Agreement) in Bidco.

                  SECTION 3.5 Right to Participate in Certain Dispositions. (a)
(i) So long as (A) Seagram and any Permitted Transferees of Seagram shall own, in the aggregate, Shares representing more than 30% of the then outstanding Fully Diluted Shares or (B) the Company is not then a Public Company and Seagram and its Permitted Transferees collectively beneficially own more Fully Diluted Shares then outstanding than Holding and its Permitted Transferees (either of clause (A) or (B) being a "Tag-Along Condition"), neither Seagram nor any of its Permitted Transferees shall in any transaction or series of related transactions (other than a Public Offering), directly or indirectly, make any Sale of Shares beneficially owned by Seagram or any such Permitted Transferee to any Third Party or Parties, unless the terms and conditions of such sale or other disposition shall include an offer to include, at the option of each of the other Stockholders (other than Seagram or any Permitted Transferee of Seagram) (for purposes of this Section 3.5, the "Other Stockholders"), in such sale or other disposition to the Third Party or Third Parties, the Pro Rata Portion (as defined in Section 3.5(a)(vi) below) of the Fully Diluted Shares then owned by each such Other Stockholder, provided that no such offer to the Other Stockholders shall be required in connection with any Sale by Seagram or any Permitted Transferee of Seagram if, immediately following consummation of such Sale and any related Sales, Seagram and its Permitted Transferees will own beneficially and of record 70% or more of the then outstanding Fully Diluted Shares.

                  (ii) If, at any time when a Tag-Along Condition is met, Seagram or any Permitted Transferee of Seagram receives from a Third Party or Parties a bona fide offer or offers to purchase or otherwise acquire (for purposes of this Section 3.5, an "Offer") Shares beneficially owned by Seagram or such Permitted Transferee (for purposes of this Section 3.5, the "Offered Shares") and the proviso in subparagraph (a)(i) above is not applicable, and Seagram or such Permitted Transferee intends to sell such Offered Shares to such Third Party or Parties, Seagram or such Permitted Transferee (for purposes of this Section 3.5, the "Prospective Seller") shall provide written notice (for purposes of this Section 3.5, the "Offer Notice") of such Offer to each of the Other Stockholders not later than the thirtieth day prior to the consummation of the sale or other disposition contemplated by the Offer. The Offer Notice shall identify the Offered Shares, the price offered for such Offered Shares, all other material terms and conditions of the Offer and, in the case of an Offer in which the consideration payable for Offered Shares consists in whole or in part of consideration other than cash, information relating to such other consideration sufficiently detailed to permit the valuation thereof, as well as a copy of the offer, if available and permitted pursuant to the terms thereof. Each of the Other Stockholders shall have the right and option, for a period of 25 days after the date the Offer Notice is given to such Other Stockholders (for purposes of this Section 3.5, the "Notice Period"), to notify the Prospective Seller of such Other Stockholder's interest in selling or otherwise disposing of up to the Pro Rata Portion (as defined in clause (vi) below) of such Other Stockholder's Shares pursuant to the Offer. Each Other Stockholder desiring to exercise such option shall, prior to the expiration of the Notice Period, provide the Prospective Seller with a written notice specifying the number of Shares which such Other Stockholder has an interest in selling or otherwise disposing of pursuant to the Offer (for purposes of this Section 3.5, a "Notice of Interest"), and shall deliver to the Prospective Seller (A) the certificate or certificates evidencing the Shares to be sold or otherwise disposed of pursuant to such Offer by such Other Stockholder duly endorsed in blank or accompanied by written instruments of transfer in form satisfactory to the Prospective Seller executed by such Other Stockholder and (B) an instrument of assignment reasonably satisfactory to the Prospective Seller assigning, as of the consummation of the sale and transfer or other disposition to the Third Party or Parties, all such Other Stockholder's rights under this Agreement with respect to the Shares to be sold or otherwise disposed of and delivery of such certificate or certificates evidencing the Shares to be sold, and the instrument of assignment shall constitute an irrevocable election by such Other Stockholder to authorize and permit the Prospective Seller to sell such Shares, on behalf of such Other Stockholder, pursuant to the Offer.

                  (iii) As promptly as practicable after the consummation of the sale or other disposition of the Shares of the Prospective Seller and the Shares of the Other Stockholders to the Third Party or Parties pursuant to the Offer, the Prospective Seller shall remit to each of the Other Stockholders the total sales price of the Shares of such Other Stockholders sold or otherwise disposed of pursuant thereto less a pro rata portion of the out-of-pocket expenses payable to any Third Party other than the Prospective Seller and its Affiliates (including, without limitation, legal expenses) incurred by the Prospective Seller in connection with such sale or disposition. If the consideration payable to the Other Stockholders consists in whole or in part of consideration other than cash, Cash Equivalents and Marketable Securities, and if Seagram or its Affiliates have any right to participate in sale transactions of other Persons, a right to put the consideration received to another Person, registration rights, investor protection rights (such as those provided for in Section 2.3 or Article V hereof), board of directors representation rights or any other similar rights, then the Other Stockholders shall receive as part of such transaction each such right obtained by Seagram or its Affiliates; provided that no transferee of Holding, other than Permitted Transferees, is entitled to board representation and Holding shall only be entitled to board representation that is proportionate to the ownership interest of Holding and its Affiliates in the relevant entity, but not fewer than one board seat for as long as the ownership interest of Holding and its Affiliates in the relevant entity is equal to or greater than 5% of the combined ownership interest of Holding, Seagram and their respective Affiliates.

                  (iv) If at the end of the Notice Period any Other Stockholder shall not have given a Notice of Interest (and delivered all other required documents) with respect to some or all of the Pro Rata Portion of such Other Stockholder's Shares, such Other Stockholder will be deemed to have waived all its rights under this Section 3.5 with respect to the sale or other disposition pursuant to the Offer of the Pro Rata Portion of the Shares owned by such Other Stockholder with respect to which a Notice of Interest shall not have been given. If, at any time the Prospective Seller abandons the proposed sale pursuant to the offer or at the end of the 180-day period following the giving of the Offer Notice, the Prospective Seller has not completed the sale of all the Offered Shares and the Shares with respect to which Other Stockholders shall have given Notices of Interest pursuant to this Section 3.5, no assignment of the Shares shall be recorded by the Company in its records and the provisions of this Section 3.5 shall apply to any subsequent Sale by the Prospective Seller of any of the Shares initially proposed to be sold in the Offer.

                  (v) Except as expressly provided in this Section 3.5, no Prospective Seller shall have any obligation to any Other Stockholder with respect to the sale or other disposition of any Shares owned by such Other Stockholder in connection with this Section 3.5. Anything herein to the contrary notwithstanding and irrespective of whether any Notice of Interest shall have been given, no Prospective Seller shall have any obligation to any Other Stockholder to sell or otherwise dispose of any Offered Shares pursuant to this
Section 3.5 as a result of any decision by such Prospective Seller not to accept or consummate any Offer or sale or other disposition with respect to the Offered Shares (it being understood that any and all such decisions shall be made by such Prospective Seller in its sole discretion). No Other Stockholder shall be entitled to sell or otherwise dispose of Shares directly to any Third Party or Parties pursuant to an Offer (it being understood that all such sales and other dispositions shall be made only on the terms and pursuant to the procedures set forth in this Section 3.5).

                  (vi) For purposes of this Section 3.5, "Pro Rata Portion" means, with respect to each Other Stockholder, a number equal to the product of
(a) the total number of Fully Diluted Shares then owned by such Other Stockholder and (b) a fraction, the numerator of which shall be the total number of Fully Diluted Shares proposed to be sold by the Prospective Seller, and the denominator of which shall be the total number of Fully Diluted Shares then owned by the Prospective Seller.

                  (b) Anything in this Section 3.5 or in Section 3.3 to the contrary notwithstanding, (i) the provisions of this Section 3.5 will not be applicable to any Sale of Shares pursuant to a Public Offering, or to any transfer described in clause (i), (ii), (iv) or (v) of Section 3.3(a) and (ii) in the event that Seagram shall exercise the option referred to in Section 3.6 to require each of the Other Stockholders to participate in the sale of Shares referred to therein, the Other Stockholders (as defined in and for the purposes of Section 3.6) shall thereafter have no right pursuant to this

Section 3.5 to participate in any such sale. Nothing in this Section 3.5 shall affect any of the rights or obligations of any of the Stockholders under any other provision of this Agreement.

                  (c) For so long as the Company is not a Public Company, the provisions of Section 3.6 remain in effect and Seagram continues to believe it is appropriate that Holding's Applicable Percentage in the Company be equal to MHI Sub's Applicable Percentage (as defined in the Bidco Stockholders' Agreement) in Bidco, Holding shall not exercise its rights under this Section
3.5 unless, and to the extent applicable, MHI Sub exercises its rights to sell or otherwise dispose of a corresponding number of shares in Bidco pursuant to
Section 3.5 of the Bidco Stockholders Agreement such that Holding's Applicable Percentage in the Company is equal at all times to MHI Sub's Applicable Percentage (as defined in the Bidco Stockholders Agreement) in Bidco.

                  SECTION 3.6 Right to Compel Participation in Certain Sales.
(a) If Seagram and its Permitted Transferees shall, in any transaction or series of related transactions, directly or indirectly, propose to sell all (but not less than all) Shares held by them (for purposes of this Section 3.6, the "Controlling Shares") to a Third Party or Parties (for purposes of this Section 3.6, an "Offer"), Seagram may, at its option, require each of the other Stockholders (for purposes of this Section 3.6, the "Other Stockholders") to sell all Shares owned or held by such Other Stockholders to the Third Party or Parties for the same consideration per Share, and otherwise on the same terms and conditions upon which Seagram and its Permitted Transferees sell their Shares, provided that if the purchase price for Seagram and its Affiliates' Shares includes any property other than cash, Cash Equivalents and/or Marketable Securities (the "Non-Liquid Consideration"), the Other Stockholders shall have the option to receive the portion of such purchase price consisting of Non-Liquid Consideration solely in cash, Cash Equivalents and/or Marketable Securities and such purchase price shall be deemed to be an amount of any cash included in the purchase price specified in the relevant Offer Notice (as defined in subparagraph (b)(i) below) plus the value (as determined in accordance with the provisions of Section 3.4(b)(ii), which provisions shall apply mutatis mutandis to Seagram and the Other Stockholders in lieu of the Company and the Prospective Seller) of such other property included in such price. The value of any Cash Equivalents and/or Marketable Securities to be received by the Other Stockholders pursuant to the proviso in the immediately preceding sentence will be determined pursuant to the same valuation procedures set forth in Section 3.4(b)(ii), which provisions shall apply mutatis mutandis to Seagram and the Other Stockholders in lieu of the Company and the Prospective Seller, as are applicable to valuations of property other than cash included in the purchase price.

                  (b) (i) Seagram shall provide a written notice (for purposes of this Section 3.6, the "Offer Notice") of such Offer to each of the Other Stockholders not later than the twentieth business day prior to the consummation of the sale contemplated by the Offer. The Offer Notice shall contain written notice of the exercise of Seagram's rights pursuant to Section 3.6(a), setting forth the consideration per Share to be paid by the Third Party or Parties and the other material terms and conditions of the Offer, as well as a copy of the Offer, if available and permitted pursuant to the terms thereof. Within 20 business days following the date the Offer Notice is given, each of the Other Stockholders shall deliver to Seagram the certificate or certificates evidencing all the Shares owned or held by such Other Stockholder duly endorsed in blank or accompanied by written instruments of transfer in form satisfactory to Seagram executed by such Other Stockholder.

                  (ii) As promptly as practicable after the consummation of the sale of Shares held by Seagram and the Other Stockholders to the Third Party or Parties pursuant to the Offer, Seagram shall remit to each of the Other Stockholders the total sales price of the Shares of such Other Stockholders sold pursuant thereto less a pro rata portion of the out-of-pocket expenses payable to any Third Party other than Seagram and its Affiliates (including, without limitation, legal expenses) incurred by Seagram in connection with such sale.

                  (iii) Neither Seagram nor any of its Permitted Transferees will effect the Sale of any Controlling Shares pursuant to the Offer unless all the Controlling Shares and all of the Shares transferred to Seagram pursuant to
Section 3.6(b)(i) are simultaneously transferred. If, at any time the Prospective Seller abandons the proposed Sale pursuant to the offer or at the end of the 180 day period following the giving of the Offer Notice, Seagram and its Permitted Transferees shall not have completed the sale of all the Controlling Shares and the Shares transferred to Seagram pursuant to Section 3.6(b)(i), Seagram shall return to each of the Other Stockholders all certificates evidencing Shares that such Other Stockholder delivered for sale pursuant to this Section 3.6.

                  (iv) Except as expressly provided in this Section 3.6, no Prospective Seller shall have any obligation to any Other Stockholder with respect to the sale or other disposition of any Shares owned by such Other Stockholder in connection with this Section 3.6. Anything herein to the contrary notwithstanding, Seagram shall have no obligation to any Other Stockholder to sell or otherwise dispose of any Controlling Shares pursuant to this Section 3.6 or as a result of any decision by Seagram not to accept or consummate any Offer or sale with respect to the Controlling Shares (it being understood that any and all such decisions shall be made by Seagram in its sole discretion). No Other Stockholder shall be entitled to make any Sale of Shares directly to any Third Party pursuant to an Offer (it being understood that all such Sales shall be made only on the terms and pursuant to the procedures set forth in this Section 3.6). Nothing in this Section 3.6 shall affect any of the obligations of any of the Stockholders under any other provision of this Agreement.

                  (c) Anything in this Section 3.6 or in Section 3.3 to the contrary notwithstanding, the provisions of this Section 3.6 shall not be applicable to any Sale of Shares pursuant to a Public Offering or to any transfer described in clause (i) or (v) of Section 3.3.

                  (d) The provisions of this Section 3.6 shall terminate and be of no further force and effect on and after, (i) if the Company is not then a Public Company, the date on which Seagram and its Permitted Transferees collectively beneficially own less than the largest number of Fully Diluted Shares then outstanding and beneficially owned by any other Person or group (within the meaning of such term under Section 13(d) of the Exchange Act and the rules and regulations of the Commission thereunder) and (ii) if the Company is a Public Company, the date on which Seagram and its Permitted Transferees collectively own 30% or less of the then outstanding Fully Diluted Shares.

                  (e) As long as Holding shall own any Shares and the provisions of this Section 3.6 shall not have terminated, the Parent shall own, directly or indirectly, a majority of the outstanding voting and economic interests in Holding.

                  SECTION 3.7 Transferees to Execute Agreement. (a) Each Stockholder agrees that it will not, directly or indirectly, make any Sale of, or create, incur or assume any Encumbrance with respect to, any Shares beneficially owned by such Stockholder unless prior to the consummation of any such Sale or the creation, incurrence or assumption of such Encumbrance, the Person to whom such Sale is proposed to be made or the Person in whose favor such Encumbrance is proposed to be created, incurred or assumed (a "Prospective Transferee") (i) executes and delivers to the Company and each Stockholder an agreement, in form and substance reasonably satisfactory to the Company, whereby such Prospective Transferee confirms that, with respect to the Shares that are the subject of such Sale or Encumbrance, it shall be deemed to be a "Stockholder" for purposes of all Applicable Provisions of this Agreement and agrees to be bound by all the terms of all Applicable Provisions of this Agreement and (ii) unless such Prospective Transferee is a recognized institutional investor, delivers to the Company and Holding an opinion of counsel, satisfactory in form and substance to the Company and Holding, to the effect that the agreement referred to above that is delivered by such Prospective Transferee is a legal, valid and binding obligation of such Prospective Transferee enforceable against such Prospective Transferee in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditor's rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon the execution and delivery by such Prospective Transferee of the agreement referred to in clause (i) of the preceding sentence and, if required, the delivery of the opinion of counsel referred to in clause (ii) of the preceding sentence, such Prospective Transferee shall be deemed a "Stockholder" for purposes of all Applicable Provisions of this Agreement and shall have the rights and be subject to the obligations of a Stockholder under the Applicable Provisions of this Agreement, in each case with respect to the Shares beneficially owned by such Prospective Transferee or in respect of which such Encumbrance shall have been created, incurred or assumed.

                  (b) Anything in this Section 3.7 or in Section 3.3 to the contrary notwithstanding, the provisions of this Section 3.7 will not be applicable to (i) any Sale of Shares pursuant to a Public Offering or (ii) any Sale of Shares in a Rule 144 Transaction.

                  SECTION 3.8 Certain Information. (a) In the event that and so long as the Company shall be a Public Company, it shall file all reports and other information required to be filed by Section 13 or 15(d) under the Exchange Act, as the case may be, as shall be necessary in order that the conditions to the availability of Rule 144 in connection with any Sale of Shares by a Stockholder shall be met.

                  (b) For purposes of this Agreement, the Company shall be deemed to be a "Public Company" if, as of any date of determination, any number of Shares shall have been sold in Public Offerings and any Shares are registered or required to be registered under the Exchange Act.

                  SECTION 3.9 Improper Sale or Encumbrance. Any attempt not in compliance with this Agreement to make any Sale of, or create, incur or assume any Encumbrance with respect to, any Shares shall be null and void and of no force and effect, the purported transferee shall have no rights or privileges in or with respect to the Company, and the Company shall not give any effect in the Company's stock records to such attempted Sale or Encumbrance.

                  SECTION 3.10 Determination of Share Consideration. When determining the consideration per Share in respect of any Offer under Section
3.5 and 3.6, (a) the consideration payable for the relevant Shares shall include any non-compete or other payments made or to be made to Seagram and its Permitted Transferees in connection with such transaction and (b) the allocation of the consideration between the Shares being sold by Seagram and its Permitted Transferees and any other securities or other property being sold by Seagram and its Permitted Transferees shall be determined based on the fair values of the Shares and any such other securities or other property being sold.


                                   ARTICLE IV

                               REGISTRATION RIGHTS

                  SECTION 4.1 Incidental Registration. (a) If the Company at any time proposes to register any Shares under the Securities Act for Sale in a Public Offering, whether or not for its own account, on a form and in a manner that would permit registration of Registrable Securities under the Securities Act for Sale in such Public Offering, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so, specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, the identity of the managing underwriter). Upon the written request of any such holder of Registrable Securities delivered to the Company within 30 days after such notice shall have been given to such holder (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act, as expeditiously as is reasonable, of all Registrable Securities that the Company has been so requested to register by the holders of Registrable Securities, to the extent requisite to permit the Sale of the Registrable Securities to be so registered in such Public Offering; provided, however, that:

                  (i) if, at any time after giving such written notice of its intention to register any of such Shares proposed to be registered by the Company and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Shares, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities that has requested to register Registrable Securities and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith to the extent provided in
         Section 4.1(b));

                  (ii) if the managing underwriter of such Public Offering shall advise the Company that, in its judgment, the number of Shares proposed to be included in such Public Offering should be limited because the inclusion of Registrable Securities is likely to adversely impact the purchase price obtained for the Shares proposed to be included in such Public Offering, then the Company will promptly advise each such holder of Registrable Securities thereof and may require, by written notice to each such holder accompanying such advice, that, to the extent necessary to meet such limitation, all holders of Registrable Securities proposing to sell Shares in such Public Offering shall share pro rata in the number of Shares to be excluded from such offering, such sharing to be based on the respective numbers of Registrable Securities as to which registration has been requested by such holders and that the distribution of such Registrable Securities as are so excluded be deferred (in case of a deferral as to a portion of such Registrable Securities, such portion to be allocated among such holders in proportion to the respective numbers of Shares so requested to be registered by such holders) until the completion of the distribution of such Shares and any other securities by such underwriters; and

                  (iii) the Company shall not be obligated to effect any registration of Registrable Securities under this Section 4.1 that is incidental to the registration of any of its Shares or other securities in connection with any merger, acquisition, exchange offer, dividend reinvestment plan or stock option or other employee benefit plan.

                  (b) The Company will pay all Registration Expenses in connection with each registration of Registrable Securities effected by it pursuant to this Section 4.1.

                  SECTION 4.2 Registration on Request. (a) If the Company is a Public Company, upon the written request of Holding or any Permitted Transferee of Holding, or, if Holding or any Permitted Transferee so permits, any Third Party transferee of Holding or a Permitted Transferee identified in writing to the Company, requesting that the Company effect the registration under the Securities Act of all or part of the Registrable Securities held by such Person and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other holders of Registrable Securities, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by such holder, provided that (i) the Company shall be obligated to register such Registrable Securities pursuant to this Section 4.2(a) on only two occasions, (ii) the Company shall not be obligated to file a registration statement relating to any registration request under this Section 4.2(a) within a period of nine months after the effective date of any other registration statement relating to any registration request under this Section 4.2(a) which was not effected on Form S-3 (or any successor or similar short-form registration statement) or relating to any registration effected under Section 4.1, or if with respect thereto the managing underwriter, the Commission, the Securities Act or the rules and regulations thereunder, or the form on which the registration statement is to be filed, would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such regular audit (unless the holders of the Registrable Securities to be registered agree to pay the expenses of the Company in connection with such an audit other than the regular audit) and (iii) if the Company, in its sole discretion, determines that the filing of a registration statement in the near future pursuant to this Section 4.2 would interfere with any financing, acquisition, corporate reorganization or other similar transaction involving the Company or any Subsidiary or that such registration would require disclosure of non-public information that the Company deems advisable not to disclose, then the Company's obligation to file a registration statement shall be deferred for a period not to exceed 180 days; provided, however, that the Company shall not obtain such a deferral more than once in any twelve-month period.

                  (b) If any registration requested pursuant to this Section which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

                  (c) A registration requested pursuant to this Section will not be deemed to have been effected unless it has become effective, provided that if, within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration will be deemed not to have been effected.

                  (d) If a requested registration pursuant to this Section involves an underwritten offering, the Company shall have the right to select in good faith the investment banker or bankers and managers to administer the offering, provided, however, that such investment banker or bankers and managers shall be satisfactory to holders of a majority of the Registrable Securities which are held by holders and which the Company has been requested to register.

                  (e) If a requested registration pursuant to this Section 4.2 involves an underwritten offering and the managing underwriter advises the Company that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities requested to be included in such registration pursuant to this
Section 4.2. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among the holders requesting registration pursuant to this Section 4.2 on the basis of the relative number of shares of Registrable Securities then held by each such holder (provided that any shares thereby allocated to any such holder that exceed such holder's request shall be reallocated among the remaining requesting holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold.

                  SECTION 4.3 Registration Procedures. (a) If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act for Sale in a Public Offering as provided in Section 4.1 or 4.2, the Company will as expeditiously as is reasonably practicable:

                  (i) prepare and file with the Commission on any appropriate form a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

                  (ii) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of (A) such time as all such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (B) the expiration of 120 days from the date such registration statement first becomes effective;

                  (iii) furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;

                  (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things that may be necessary to enable such seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  (v) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other persons in addition to, or in substitution for the provisions of Section 4.5 hereof, and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (vi) furnish to each seller of Registrable Securities (1) a signed counterpart, addressed to such seller, of any opinion of counsel for the Company, dated the date of the closing under the underwriting agreement with respect to such Public Offering, in customary form and in form and scope reasonably satisfactory to the underwriter and its counsel, and (2) a signed counterpart, if requested by such seller, addressed to it, of any "cold comfort" letter signed by the independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller of such Registrable Securities shall reasonably request (provided that Registrable Securities constitute at least 25% of the securities covered by such registration statement, unless such a "cold comfort" letter or letters are provided to the Company or other selling holders in connection with such registration);

                  (vii) immediately notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or other securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law;

                  (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder;

                  (ix) use its best efforts to list such Shares on each securities exchange or quotation system on which Shares are then listed or quoted, if such Shares are not already so listed or quoted and if such listing is then permitted under the rules of such exchange or quotation system, and provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement;

                  (x) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such holders may request;

                  (xi) notify counsel for the holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request of the Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and
         (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

                  (xii) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

                  (xiii) if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

                  (xiv) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and

                  (xv) cooperate with the Stockholders to facilitate the timely preparation and delivery to any underwriter to which any holder of Registrable Securities may sell such Registrable Securities in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates (not bearing any restrictive legends) to be sold under the Registration Agreement.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

                  (b) Each holder of Registrable Securities agrees, if so required by the managing underwriters, not to effect any public sale or distribution (including any sale pursuant to Rule 144) of Registrable Securities (other than as part of such Public Offering) within 7 days prior to the effective date of the registration statement with respect to such underwritten public offering or 180 days after the effective date of such registration statement.

                  (c) The Company agrees, if so required by the managing underwriters in connection with such Public Offering of Registrable Securities pursuant to Section 4.1 or Section 4.2, not to effect any public sale or distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any of such equity securities during the 7 days prior to and the 180 days after the effective date of any registration statement with respect to such Public Offering, except as part of such Public Offering or except in connection with a stock option plan, stock purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

                  (d) It is understood that in any Public Offering of Registrable Securities in addition to the Shares (the "initial Shares") the underwriters have committed to purchase, the underwriting agreement may grant the underwriters an option to purchase a number of additional shares (the "option Shares") equal to up to 15% of the initial Shares (or such other maximum amount as the National Association of Securities Dealers, Inc. may then permit), solely to cover over-allotments. Shares proposed to be sold by the Company and the holders shall be allocated between initial Shares and option Shares as agreed or, in the absence of agreement, pursuant to Section 4.1(a)(ii) or
Section 4.2(e), as the case may be. The number of initial Shares and option Shares to be sold by requesting holders shall be allocated pro rata among all such holders on the basis of the relative number of Registrable Securities each such holder has requested to be included in such registration.


                  SECTION 4.4 Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, and their respective counsel, accountants and other agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued a report on its financial statements as shall be necessary, in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  SECTION 4.5 Indemnification. (a) In the event of any registration of any equity securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 4.1 or Section 4.2, the seller of any Registrable Securities covered by such registration statement, its directors and officers, general and limited partners (and directors and officers thereof and, if such seller is a portfolio or investment fund, its investment advisors), each other Person who participates as an underwriter in the Public Offering of such securities, each officer and director of each such underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities and expenses, joint or several, to which such seller or any such director or officer or participating or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller, and each such director, officer, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company for use in the preparation thereof by such seller or underwriter, as the case may be, or (ii) an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus but notified to such seller and underwriter prior to any Sale of Registrable Securities and subsequently corrected by the Company in any final prospectus, amendment or supplement made available to such seller or underwriter but which final prospectus, amendment or supplement was not used by such seller or underwriter in the Sale of Registrable Securities that gave rise to such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling Person and shall survive the transfer of such Shares by such seller.

                  (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section
4.1 or Section 4.2, that the Company shall have received an undertaking satisfactory to it from (i) the prospective seller of such Shares, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.5(a), except that any such prospective seller shall not in any event be liable to the Company pursuant thereto for an amount in excess of the net proceeds of sale of such prospective seller's Registrable Securities so to be sold) the Company, each such underwriter of such Shares, each officer and director of each such underwriter and each other Person, if any, who controls the Company or any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (ii) each such underwriter of such Shares, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.5(a)) the Company, each officer and director of the Company, each prospective seller, each officer and director of each prospective seller and each other Person, if any, who controls the Company or any such prospective seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished by such prospective seller or such underwriter, as the case may be, to the Company for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such Shares by such seller.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding (including any governmental investigation) involving a claim referred to in Section 4.5(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding provisions of this Section 4.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case, the indemnifying party shall not be liable for the fees and expenses of more than one counsel for all sellers of Registrable Securities, or more than one counsel for the underwriters in connection with any one action or separate but similar or related actions), the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  SECTION 4.6 Contribution. (a) If the indemnification provided for in Section 4.5 is unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party and the Company shall contribute to the amounts paid or payable by such indemnified parties as a result of such losses, claims, damages or liabilities (i) as between the Company and the holders of Registrable Securities covered by a registration statement, on the one hand, and the underwriters, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such holders, on the one hand, and the underwriters, on the other, from the Public Offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such holders, on the one hand, and of the underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, and (ii) as between the Company, on the one hand, and each holder of Registrable Securities covered by a registration statement, on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such holders, on the one hand, and the underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the Public Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such holders bear to the total underwriting discounts and commissions received by the underwriters. The relative fault of the Company and such holders, on the one hand, and of the underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such holders or by the underwriters. The relative fault of the Company, on the one hand, and of each such holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (b) The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this
Section 4.6 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the next preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the next preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.6, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public pursuant to such Public Offering exceeds the amount of any damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such holder were offered to the public pursuant to such Public Offering exceeds the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Stockholder's obligation to contribute pursuant to this Section 4.5 is several in the proportion that the proceeds of the Public Offering received by such Stockholder bears to the total proceeds of the Public Offering received by all the Stockholders and not joint.


                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

                  SECTION 5.1 Right to Purchase USHI New Securities. (a) In the event the Company proposes to issue USHI New Securities to Seagram or any other Affiliate of the Company, the Company hereby grants to each Stockholder (other than Seagram and any Affiliate of the Company) the right to purchase in lieu of Seagram or such other Affiliate, in accordance with Section 5.1(b), a number of shares or other amount of any USHI New Securities which the Company issues equal to the product of (a) the total number of shares or other amount of such USHI New Securities which the Company issues at such time and (b) a fraction, the numerator of which shall be the total number of Fully Diluted Shares then outstanding and beneficially owned by such Stockholder, and the denominator of which shall be the total number of Fully Diluted Shares then outstanding. If any such Stockholder does not purchase any or all of its pro rata portion of USHI New Securities, the remaining Stockholders shall have the right to purchase such non-purchasing Stockholder's pro rata portion of USHI New Securities, pro rata, until all of such non-purchasing Stockholder's pro rata portion of USHI New Securities have been purchased or until no other such Stockholder desires to purchase any more USHI New Securities. The rights of the Stockholders under this Section 5.1 shall terminate if unexercised within 30 days after receipt of the Notice of Issuance referred to in Section 5.1(b).

                  (b) In the event that the Company proposes to undertake an issuance of USHI New Securities to Seagram or any other Affiliate of the Company, it shall give each Stockholder (other than Seagram and any other Affiliate of the Company) written notice (a "Notice of Issuance") of its intention, describing all material terms of the USHI New Securities, the price and all material terms upon which the Company proposes to issue such USHI New Securities. Each such Stockholder shall have 30 days from the date of the Notice of Issuance to agree to purchase all or any portion of such Stockholder's pro rata share of such USHI New Securities (as determined pursuant to Section 5.1(a)) for the same consideration, if such consideration shall consist solely of cash, or for cash, Cash Equivalents or Marketable Securities having an equivalent value to the consideration payable by Seagram or such other Affiliate of the Company at the time of payment as determined pursuant to the same valuation procedures set forth in Section 3.4(b)(ii) (mutatis mutandis) and otherwise upon the terms specified in the Notice of Issuance by giving written notice to the Company, with a copy to each other such Stockholder, and stating therein the quantity of USHI New Securities to be purchased by such Stockholder; provided, however, to the extent a payment of non-cash consideration by Seagram, or such other Affiliate of the Company, as contemplated by this Section 5.1(b), consists of any assets, securities or capital stock acquired from a non-Affiliate substantially contemporaneously with such payment made in accordance with the provisions of Section 5.1(d)(B) or 5.1(e), then the value of such assets, securities or capital stock for purposes of this Section 5.1(b) shall equal the price paid by Seagram or such other Affiliate to the non-Affiliate; provided, further, that any capital stock issued by Seagram or such other Affiliate of the Company to acquire assets, securities or capital stock from a non-Affiliate shall be valued at the same time as it is valued under the terms of any agreement with such non-Affiliate. For so long as Seagram continues to believe that it is appropriate that Holding's Applicable Percentage in the Company be equal to MHI Sub's Applicable Percentage (as defined in the Bidco Stockholders' Agreement) in Bidco, then Holding shall not exercise its rights to purchase USHI New Securities hereunder unless MHI Sub also exercises its corresponding rights to purchase Bidco New Securities (as defined in the Bidco Stockholders Agreement) such that Holding's Applicable Percentage in the Company is equal at all times to MHI Sub's Applicable Percentage (as defined in the Bidco Stockholders' Agreement) in Bidco.

                  (c) The price payable for any Shares to be issued by the Company prior to the first anniversary hereof shall be based upon a value for the Company and Bidco as a whole as is mutually determined in good faith by Seagram and Parent as promptly as practicable following the date hereof (and if no agreement as to such value is reached, then the value shall be determined as otherwise set forth herein). Except as contemplated by paragraph (f), with respect to all other issuances of USHI New Securities to Seagram or any other Affiliate of the Company, the Company may sell such USHI New Securities only if such securities do not constitute Non-Qualifying Securities and (i) the Company shall have received from an investment bank of recognized international standing, selected by Seagram and reasonably satisfactory to Holding and MHI Sub, an opinion to the effect that the price proposed to be paid by Seagram or such other Affiliate of the Company for such USHI New Securities is fair, from a financial point of view, to the Company (or Seagram shall have provided an alternative means reasonably satisfactory to Holding to substantiate the fairness of the price to be paid in such transaction) or (ii) if Holding shall consent in writing to such issuance of USHI New Securities.

                  (d) Unless otherwise agreed by the parties hereto, for so long as Seagram continues to believe that it is appropriate that Holding's Applicable Percentage in the Company following the issuance of USHI New Securities to any Affiliate of Seagram be equal to MHI Sub's Applicable Percentage (as defined in the Bidco Stockholders' Agreement) in Bidco, then:


                  (A) in connection with any proposed issuance of USHI New Securities by the Company to any Affiliate of Seagram, the following steps would apply:

                           (i) Seagram would determine in its good faith
judgment the relative value of each of the Company and Bidco. The relative values of the Company and Bidco would be expressed as a percentage, with the aggregate of both equal to 100%;

                           (ii) Seagram would determine the aggregate amount
(the "Aggregate Contribution") that it desires to be contributed to the Company and Bidco;

                           (iii) With respect to any issuance of USHI New
Securities for cash or Cash Equivalents, Seagram would, subject to the provisions of Sections 5.1(a), 5.1(b), 5.1(c) and 5.1(f), directly or indirectly contribute to the Company an amount in cash equal to the Aggregate Contribution times the percentage attributed to the Company pursuant to clause (i); and

                           (iv) The balance of the Aggregate Contribution would,
subject to the provisions of Sections 5.1(a), 5.1(b), 5.1(c) and 5.1(f), be directly or indirectly contributed to Bidco in exchange for Bidco New Securities Bidco may then lend the contributed cash to the Company or the Company may then lend the contributed cash to Bidco as intercompany debt consistent with past practice.

                           (v) Any proposed issuance of USHI New Securities by
the Company and Bidco New Securities by Bidco shall be subject to Sections 5.1(a) and (b) of this Agreement and Sections 5.1(a) and (b), respectively, of the Bidco Stockholders' Agreement.

                  (B) In connection with an acquisition by the Company or its Subsidiaries of capital stock or assets of one or more non-Affiliate third person(s) in which Seagram or any Affiliate of Seagram (other than the Company and its Subsidiaries or Bidco and its Subsidiaries) issues shares of its capital stock (or the capital stock of any such Affiliate) or pays cash to such third person(s), the following steps would apply:

                           (i) Seagram would determine in its good faith
judgment the relative value of each of the Company and Bidco. The relative values of the Company and Bidco would be expressed as a percentage, with the aggregate of both equal to 100%;

                           (ii) Seagram or such Affiliate would, subject to the
provisions of Sections 5.1(a), 5.1(b), 5.1(c) and 5.1(f), contribute the acquired stock or assets to the Company and Bidco in proportion to their relative percentages (determined pursuant to clause (i) above); and

                           (iii) Bidco may then resell such contributed capital
stock or assets to the Company or the Company may then resell such contributed capital stock or assets to Bidco in consideration for issuance of a promissory note with a principal amount equal to the aggregate value of the acquired stock or assets times the proportion being resold (or otherwise structured so that there would be no gain or loss under applicable tax regulations as a result of such resale).

                  (e) To the extent that a capital contribution by Seagram or its Affiliates is effected by means other than as contemplated by paragraph 5.1(d) above, Seagram may take such action as is reasonably necessary to maintain an Applicable Percentage of each party in the Company equal to the Applicable Percentage (as defined in the Bidco Stockholders' Agreement) of such party in Bidco, provided that such action is not adverse in any material respect to MHI Sub or Holding.

                  (f) Following the first anniversary hereof and in connection with an issuance of USHI New Securities in accordance with paragraphs 5.1(d) and 5.1(e), the Company may sell USHI New Securities to Seagram or another Affiliate of the Company only if such securities do not constitute Non-Qualifying Securities and (i) the Company shall have received from an investment bank of recognized international standing, selected by Seagram and reasonably satisfactory to Holding and MHI Sub, an opinion to the effect that the prices proposed to be paid by Seagram or such other Affiliate of the Company for such USHI New Securities and any Bidco New Securities to be issued at such time as contemplated by paragraphs (d) and (e) hereof, when taken together, are fair, from a financial point of view, to Holding and MHI Sub with a view to their interest in the Company and Bidco taken as a whole (or Seagram shall have provided an alternative means reasonably satisfactory to Holding and MHI Sub to substantiate the fairness to Holding and MHI Sub of the prices proposed to be paid by Seagram or such other Affiliate of the Company for such USHI New Securities and any Bidco New Securities to be issued at such time as contemplated by paragraph (d) and (e) hereof (with a view to Holding's and MHI Sub's interest in the Company and Bidco taken as a whole)) or (ii) if Holding shall consent in writing to such issuance of Bidco New Securities.

                  (g) Notwithstanding anything to the contrary contained in this Agreement, to the extent that Seagram directly or indirectly acquires any asset, securities or capital stock from a non-Affiliate and, substantially contemporaneously therewith transfers or contributes such asset, securities or capital stock to the Company in accordance with the procedures set forth in this
Section 5.1, the provisions of Section 5.6 shall be inapplicable in connection with the issuance of USHI New Securities by the Company or its Subsidiaries to Seagram or its Affiliates.

                  SECTION 5.2 Issuance of Other Securities to Affiliates. (a) The Company and any of its Subsidiaries may issue Non-Qualifying Securities to Seagram or any other Affiliates of the Company (other than the Company and its Subsidiaries) only with the prior written consent of Holding. The Company or any of its Subsidiaries may issue any of its securities other than USHI New Securities or Non-Qualifying Securities to Seagram or any other Affiliate of the Company if (i) the Company or Subsidiary shall have received from an investment bank of recognized international standing selected by Seagram and reasonably acceptable to Holding an opinion to the effect that the price proposed to be paid by Seagram or such other Affiliate of the Company for such securities is fair, from a financial point of view, to the Company (or Seagram shall have provided an alternative means reasonably acceptable to Holding to substantiate the fairness of the price to be paid in such transaction) or (ii) Holding shall have consented in writing to such issuance of securities.

                  (b) The Company shall not permit any Subsidiary to register any of its equity securities under the Exchange Act or the Securities Act, except for any such registration on Form S-8 (or any successor form), unless such Subsidiary is a subsidiary of Universal Studios, Inc. ("Universal") or PolyGram and is not the successor to all or substantially all of Universal's or PolyGram's assets.

                  SECTION 5.3 Transactions With Affiliates. (a) Except for transactions subject to Section 5.1, 5.2, 5.3(b), 5.4 or 5.5(b) (which shall be governed by such Sections and not by this Section 5.3(a)), but subject to
Section 5.6, the Company and its Subsidiaries shall not, and Seagram shall not permit any of the Company or its Subsidiaries to, directly or indirectly, enter into any single transaction or series of related transactions with any Affiliate of the Company (other than the Company or any of its Subsidiaries) unless such transaction or series of related transactions is on terms that are no less favorable to the Company or any such Subsidiary, as the case may be, than would be available in a comparable transaction or transactions with an unrelated third party.

                  (b) Seagram or its subsidiaries may provide administrative services in the ordinary course of the Company's and Subsidiaries' businesses and may receive compensation therefor and reimbursement for its costs and expenses in connection therewith on no less favorable terms than such services are provided to any other business unit of Seagram.

                  SECTION 5.4 Restrictions on Certain Fees. Neither Seagram nor any other Affiliate of the Company (other than the Company and its Subsidiaries) shall accept from the Company or any of its Subsidiaries, and the Company and its Subsidiaries shall not pay to Seagram or any other Affiliate of the Company (other than the Company and its Subsidiaries), any management, consulting, investment banking or similar fee without the prior written consent of Holding.

                  SECTION 5.5 Non-Pro Rata Recapitalizations; Stock Repurchases; Dividends and Distributions. (a) Seagram shall not permit the Company to engage in any Recapitalization, unless in connection therewith, each Stockholder receives such Stockholder's pro rata share of the same type or types of consideration or securities as all other Stockholders of the Company receive in such transaction, provided that, in the case of any recapitalization, merger, consolidation, exchange or other similar reorganization, each such Stockholder shall have the right to receive such consideration in any combination of cash, Cash Equivalents and Marketable Securities.

                  (b) Seagram shall not permit the Company to repurchase or otherwise acquire any Shares from any Affiliate of the Company, unless the Company or such Subsidiary shall offer to repurchase or otherwise acquire Shares from all Stockholders pro rata in accordance with the number of Fully Diluted Shares then beneficially owned by each such Stockholder and such Stockholder receives any combination of cash, Cash Equivalents or Marketable Securities. Seagram shall not permit the Company and its Subsidiaries to repurchase or otherwise acquire any equity securities from any Affiliate of the Company other than repurchases or other acquisitions of shares in accordance with the immediately preceding sentence or required pursuant to Section 3.3(b).

                  (c) The Company shall not, and shall not permit any Subsidiary to, declare or pay any dividend or distribution, other than (i) dividends and distributions payable solely in cash, Cash Equivalents and/or Marketable Securities or (ii) dividends and distributions payable to the Company or a Subsidiary.

                  SECTION 5.6 Non-Ordinary Course Transactions. Without the prior written consent of Holding, the Company shall not, and shall not permit any Subsidiary to, (i) sell, transfer, lease or otherwise dispose of any assets or other property to any Affiliate of the Company (other than the Company and its Subsidiaries and Bidco and its Subsidiaries), (ii) make any loans to (other than for cash management in the ordinary course of business) or investments in, or guarantee or otherwise become liable for any debt or other obligations of, any Affiliate of the Company (other than the Company and its Subsidiaries and Bidco and its Subsidiaries), (iii) merge or consolidate with or into enter into any similar business combination with any Affiliate of the Company (other than the Company and its Subsidiaries and Bidco and its Subsidiaries), or (iv) purchase, lease or otherwise acquire any assets or any other property from any Affiliate of the Company (other than the Company and its Subsidiaries and Bidco and its Subsidiaries), in each case to the extent that such transaction or series of related transactions involve a value in excess of $25 million, provided that the foregoing shall not apply to purchases and sales of goods and services in the ordinary course of the Company's or its Subsidiaries' business (which shall be subject to Section 5.3). For the avoidance of doubt and notwithstanding anything to the contrary contained in this Agreement or the Bidco Stockholders Agreement, Seagram, Developments and SIBV shall have the right at any time to cause a business combination (whether by merger, acquisition, consolidation, amalgamation, sale of substantially all of the assets or otherwise) of the Company or its Subsidiaries and Bidco and its Subsidiaries. The parties shall cooperate to amend this Agreement and the Bidco Stockholders' Agreement to reflect any such actions permitted by this Agreement.

                  SECTION 5.7 Business Opportunities. Except as otherwise provided in this Section 5.7, Seagram and its Affiliates shall engage in the businesses conducted by the Company and its Subsidiaries and Bidco and its Subsidiaries (the "Business") exclusively through the

Company and its Subsidiaries and Bidco and its Subsidiaries. Any opportunity presented to Seagram or its Affiliates that involves the Business shall be corporate opportunities of the Company and Bidco and shall be presented to the Board and/or the Board of Directors of Bidco to determine whether the Company or its Subsidiaries or Bidco or its Subsidiaries, as the case may be, will engage in such corporate opportunity. If such boards, acting in good faith, determine not to engage in such corporate opportunity, then Seagram or any of Seagram's Affiliates may engage in such opportunity outside of the Company and its Subsidiaries and Bidco and its Subsidiaries.

                  SECTION 5.8 Access to Information; Invitation to Certain Meetings and Events. (a) From and after the date hereof and for so long as the Applicable Percentage of Holding is 5% or more, the Company will permit representatives of Holding and its Affiliates, at their expense, to obtain all documents and other information in the possession of the Company and its Subsidiaries as may reasonably be requested in order to enable Holding and its Permitted Transferees to monitor their investment in the Company and to exercise their rights under this Agreement, and, to the extent applicable, to provide such other access and information as may be reasonably required to enable Holding and its Permitted Transferees to account for the investment in the Company on the equity method and otherwise comply with applicable requirements of U.S. and Japanese securities laws, generally accepted accounting principles and requirements of governmental authorities including, without limitation, delivering unaudited quarterly and audited year end balance sheets and statements of income and cash flow prepared in accordance with generally accepted accounting principles. Without limiting the generality of the foregoing, from and after the date hereof and for so long as the Applicable Percentage of Holding is 5% or more, the Company will invite Holding to send representatives of Holding and its Affiliates, at their expense, to meetings of the Company's Marketing Council, Communication Council and Technology Council, (or any other Company group performing functions substantially similar to those performed by any of such councils), to any inter- divisional management retreat, the annual "Town Hall" event (or any substantially similar inter- divisional retreat or event) and to each other meeting or event as to which the Company, in its good faith discretion, believes it would be appropriate for such representatives to attend in order that Holding and its Affiliates are informed of matters of policy relating to the Company and its Subsidiaries, that Holding and its Affiliates have an opportunity to communicate their views concerning such matters of policy to appropriate officers and employees of the Company and its Subsidiaries and that Holding and its Affiliates have an adequate opportunity to inform those officers and employees about Holding and its Affiliates and their respective capabilities.

                  (b) To the extent that Philips is an investor in Seagram or any of its subsidiaries and Philips or any of its Affiliates has provided confidential and proprietary information or trade secrets of Philips or any of its Affiliates to Seagram or any of its subsidiaries, Parent and Holding understand that access to such information may be restricted by the Company and that any Holding Director may be required to be excluded from deliberations of the Board to the extent such confidential information is discussed. To the extent that Parent or any of its Affiliates has provided confidential and proprietary information or trade secrets of Parent or any of its Affiliates to Seagram or any of its subsidiaries, Seagram and the Company understand that access to such information may be restricted by Parent and that Seagram and the Company may be required to cause any designee and any ex officio designee of Philips on the board of directors of Seagram or any of its subsidiaries to be excluded from board deliberations to the extent such confidential information is discussed.

                  Seagram and Parent recognize that Seagram is expanding its involvement in the field of entertainment and that Parent has technical expertise that may be useful to Seagram in that field. Accordingly, Seagram and Parent envision as a business matter that they will maintain a special relationship in helping each other to the benefit of both. In furtherance of this vision, the parties agree as set forth in Sections 5.9 and 5.10 below.

                  SECTION 5.9 Preferred Vendor/Supplier Status. Each of the Company and Seagram agree that, for so long as the Applicable Percentage of Holding is 5% or more, to the extent any Permitted Transferee of Holding provides any hardware products (which, for the purposes of this Section 5.9, shall include any software, any components and any services incidental to the provision of such hardware products or components) or software products of a type not developed or produced by the Company or any of its Subsidiaries, in each case, of a type purchased by the Company or any of its Subsidiaries, at levels of price, quality, quantity and service that are competitive with the levels obtainable by the Company or any such Subsidiary in an arm's length transaction with a third party, each such Permitted Transferee of Holding shall be a preferred supplier of such hardware and software products to the Company and its Subsidiaries. To the fullest extent permitted by applicable law, the Company and Seagram agree that so long as the Applicable Percentage of Holding is 5% or more, with respect to any potential purchase or series of related purchases of hardware or software products in excess of $500,000 in the aggregate, (a) the Company will use commercially reasonable efforts to seek bids from Permitted Transferees and others to provide hardware or software products that may fall within the terms of the preceding sentence, (b) the bidding procedures will be structured in a manner that will give such Permitted Transferees a reasonable chance to compete and (c) if practical, Permitted Transferees designated by Holding will be given the first opportunity to submit bids to provide such hardware or software products and, if practical, the Company will accept each such bid unless it concludes in good faith that such bid does not represent the best available alternative (taking into account such factors as the Company may reasonably determine) when compared with a bid available in an arms' length transaction with a third party. This covenant is subject to all pre-existing agreements, fiduciary duties and obligations of Polygram N.V. and its Subsidiaries and the Company and its Subsidiaries and the Company shall not be required to breach any such agreements, fiduciary duties or obligations (or fiduciary duties arising hereafter) in order to comply with this provision.

                  SECTION 5.10 Technology Matters; Cross Promotion. (a) Following the date hereof, SIBV, Seagram and the Parent shall negotiate in good faith and use all commercially reasonable efforts to enter into mutually acceptable technology cooperation and supply agreements (including, without limitation, agreements pursuant to which the Company or its Subsidiaries will provide technology, products and/or services to the Parent, Matsushita Electric Corporation of America ("MECA") and/or other subsidiaries of Parent (MECA and such other subsidiaries being herein referred to individually as a "Parent's Subsidiary" and collectively as "Parent's Subsidiaries") and the Parent or Parent's Subsidiaries will provide technology, products and/or services to the Company and its Subsidiaries) and shall use commercially reasonable efforts to explore technology joint ventures, taking into account the relationships existing between the Company and the Parent and Parent's Subsidiaries prior to the date hereof. In furtherance of, and subject to, the foregoing, for so long as the Applicable Percentage of Holding is 5% or more, before the Company or any of its wholly owned Subsidiaries enters into any material technology cooperation or supply agreement or technology joint venture with any third party in an area in which Parent or a Parent's Subsidiary has substantial expertise, the Company shall, to the extent practical, first consult with Holding about the possibility that the Company or such Subsidiary would instead enter into such agreement or joint venture with Parent or such Parent's Subsidiary. For purposes hereof, a joint venture shall not include a minority equity investment in a company in which the Company does not have significant influence.

                  (b) In addition, following the date hereof, Seagram and the Parent shall negotiate in good faith and use commercially reasonable efforts to explore appropriate areas of cooperation in promoting products of the Company and its Subsidiaries and of the Parent and Parent's Subsidiaries generally, such as, for example, inclusion of products of the Parent and Parent's Subsidiaries in motion pictures and other entertainment product produced or distributed by the Company or its Subsidiaries or of references to motion pictures and other entertainment product produced or distributed by the Company or its Subsidiaries in advertising or marketing materials used by the Parent and Parent's Subsidiaries and, upon mutual identification of such areas, to promptly negotiate mutually acceptable agreements relating thereto.

                  SECTION 5.11 Representations and Warranties of the Parties. Each party signatory hereto hereby represents and warrants to the other parties signatory hereto that (i) such party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby and (ii) this Agreement has been duly executed and delivered by such party, and (assuming due authorization, execution and delivery by the other parties signatory hereto) this Agreement constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.


                                   ARTICLE VI

                                  MISCELLANEOUS

                  SECTION 6.1 Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

                  SECTION 6.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.2):

                  (a)      if to Holding:

                           MEI Holding Inc.
                           c/o Matsushita Electric Industrial Co., Ltd.
                           1006, Kadoma
                           Osaka, 571, Japan
                           Telecopy: 011-816-906 1523
                           Attention:  Mr. Kaoru Takada

                           with a copy to:

                           Sullivan & Cromwell
                           125 Broad Street
                           New York, New York 10004 U.S.A.
                           Telecopy: (212) 558-3378
                           Attention: Alan Sinsheimer, Esq.

                  (b)      if  to the Company:

                           Universal Studios Holding I Corp.
                           c/o The Seagram Company Ltd.
                           1430 Peel Street
                           Montreal, Quebec
                           H3A 159 Canada
                           Telecopy:   (514) 987-5232
                           with copies to:

                           Joseph A. Seagram & Sons, Inc.
                           375 Park Avenue
                           New York, New York 10152 U.S.A.
                           Telecopy: (212) 572-1398
                           Attention: Vice President - Legal Affairs
                                           General Counsel

                           and

                           Simpson Thacher & Bartlett

                           425 Lexington Avenue
                           New York, New York 10017 U.S.A.
                           Telecopy: (212) 455-2502
                           Attention: John G. Finley, Esq.

                  (c)      if  to Developments:

                           Seagram Development, Inc.
                           c/o The Seagram Company Ltd.
                           1430 Peel Street
                           Montreal, Quebec
                           H3A 159 Canada
                           Telecopy:   (514) 987-5232
                           with copies to:

                           Joseph A. Seagram & Sons, Inc.
                           375 Park Avenue
                           New York, New York 10152 U.S.A.
                           Telecopy: (212) 572-1398
                           Attention: Vice President - Legal Affairs
                                           General Counsel

                           and

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York 10017 U.S.A.
                           Telecopy: (212) 455-2502
                           Attention: John G. Finley, Esq.

                  (d)      if to Seagram:

                           The Seagram Company Ltd.
                           1430 Peel Street
                           Montreal, Quebec
                           H3A 159 Canada
                           Telecopy:  (514) 987-5232
                           Attention:  Vice President, Legal and
                                           Environmental Affairs

                           with copies to:

                           Joseph E. Seagram & Sons, Inc.
                           375 Park Avenue
                           New York, New York 10152 U.S.A.
                           Telecopy:  (212) 572-1398
                           Attention: Vice President - Legal Affairs,
                                           General Counsel

                           and

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York 10017 U.S.A.
                           Telecopy: (212) 455-2502
                           Attention: John G. Finley, Esq.

                  SECTION 6.3 Public Announcements. No party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party, and the parties shall cooperate as to the timing and contents of any such press release or public announcement; provided, however, that a party may, without the prior consent of the other party, make such press release or public announcement as may be required by law or any listing agreement with a securities exchange if it has used all reasonable efforts to consult with the other party and to obtain such party's consent but has been unable to do so in a timely manner.

                  SECTION 6.4 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 6.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

                  SECTION 6.6 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof.

                  SECTION 6.7 Assignment. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that this Agreement shall not inure to the benefit of any Prospective Transferee unless such Prospective Transferee shall have complied with the terms of Section 3.7. No Stockholder may assign any of its rights hereunder to any Person other than a transferee that has complied with the requirements of
Section 3.7 in all respects.

                  SECTION 6.8 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  SECTION 6.9 Amendment. (a) Any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company, (b) Seagram and (c) Stockholders (other than Seagram and its Permitted Transferees) holding Shares representing at least a majority of the then outstanding Shares held by all such Stockholders; provided, however, that no amendment or waiver which affects Holding or its Permitted Transferees adversely shall be effective without the consent of Holding or such Permitted Transferees. Except as expressly provided by the proviso to the immediately preceding sentence, each Stockholder shall be bound by any amendment or waiver authorized by this Section 6.9, whether or not such Stockholder shall have consented thereto.

                  (b) No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 6.10 Governing Law. This Agreement (other than the Dutch Provisions) shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that state. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Chancellory Court of the State of Delaware or any federal court sitting in the City of New York, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. Seagram hereby irrevocably appoints Joseph E. Seagram & Sons, Inc. (the "Seagram Process Agent"), with an office on the date hereof at 375 Park Avenue, New York, New York 10152, United States, Attention: Vice President
- Legal Affairs, General Counsel, as its agent to receive on behalf of Seagram and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to Seagram in care of the Seagram Process Agent at the Seagram Process Agent's above address, and Seagram hereby irrevocably authorizes and directs the Seagram Process Agent to accept such service on behalf of Seagram. As an alternative method of service, each party hereto also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such party at its address specified in Section 6.2. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 6.10 shall affect the right of any party hereto to serve legal process in any other manner permitted by law. The consents to jurisdiction set forth in this Section 6.10 shall not constitute general consents to service of process in the State of New York or Delaware and shall have no effect for any purpose except as provided in this Section 6.10 and shall not be deemed to confer rights on any person other than the parties hereto.

                  SECTION 6.11 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 6.12 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  SECTION 6.13 Termination. This Agreement shall terminate on the tenth anniversary of the date hereof. After the eighth anniversary hereof the parties hereto shall use their best efforts to extend the terms of this Agreement for an additional ten-year period.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers hereunto duly authorized.


                                   UNIVERSAL STUDIOS HOLDING I CORP.


                                   By   /s/ George E. Bushnell III
                                        ----------------------------------------
                                        Title: Vice President



                                   MEI HOLDING INC.


                                   By
                                        ----------------------------------------
                                        Title:



                                   THE SEAGRAM COMPANY LTD.


                                   By   /s/ Daniel R. Paladino
                                        ----------------------------------------
                                        Title: Executive Vice President



                                   SEAGRAM DEVELOPMENTS, INC.
                                        as the Permitted Transferor of
                                        The Seagram Company Ltd.


                                   By   /s/ George E. Bushnell III
                                        ----------------------------------------
                                        Title: Vice President

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers hereunto duly authorized.


                                   UNIVERSAL STUDIOS HOLDING I CORP.


                                   By
                                        ----------------------------------------
                                        Title: Vice President



                                   MEI HOLDING INC.


                                   By   /s/ Takao Takahashi
                                        ----------------------------------------
                                        Title:



                                   THE SEAGRAM COMPANY LTD.


                                   By
                                        ----------------------------------------
                                        Title: Executive Vice President



                                   SEAGRAM DEVELOPMENTS, INC.
                                        as the Permitted Transferor of
                                        The Seagram Company Ltd.


                                   By
                                        ----------------------------------------
                                        Title: Vice President